UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2014

NRG YIELD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center

Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously reported, on August 12, 2014, NRG Yield, Inc. (“NRG Yield” or the “Company”) and its subsidiary, NRG Yield Operating LLC (together with NRG Yield, the “Purchasers”), completed the previously announced acquisition of the 947 megawatt Alta Wind facility and a portfolio of land leases associated with the Alta Wind facility from Terra-Gen Power, LLC (the “Alta Wind Portfolio”), pursuant to that certain Purchase and Sale Agreement, dated as of June 3, 2014, between the Purchasers and certain subsidiaries and affiliates of Terra-Gen Power, LLC (the “Acquisition”). This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 18, 2014 to include the financial statements of the Alta Wind Portfolio and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The audited combined financial statements of the Alta Wind Portfolio as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the unaudited combined financial statements of the Alta Wind Portfolio as of June 30, 2014 and for the three and six months ended June 30, 2014 and 2013 are attached to this Form 8-K/A as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed consolidated combined financial statements and explanatory notes relating to the Acquisition are attached as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d)                                 Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited combined financial statements of the Alta Wind Portfolio as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013.

99.2	Unaudited combined financial statements of the Alta Wind Portfolio as of June 30, 2014 and for the three and six months ended June 30, 2014 and 2013.

99.3	Unaudited pro forma condensed consolidated combined financial statements and explanatory notes for the year ended December 31, 2013 and the six months ended June 30, 2014.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: October 14, 2014